Exhibit 21

SINCLAIR BROADCAST GROUP, INC.
List of Subsidiaries as of March 1, 2013

Acrodyne Technical Services, LLC (Maryland Limited Liability Company)

Allegiance Capital L.P. (Maryland Limited Partnership) 92.80%

KDSM, LLC (Maryland LLC)
KDSM Licensee, LLC (Maryland LLC)

Keyser Capital, LLC (Maryland LLC)

Ring of Honor Wrestling Entertainment, LLC (Maryland LLC)

Sinclair Investment Group, LLC (Maryland LLC)
Sinclair-CVP, LLC (Maryland LLC) 90.32%
Sinclair Ventures, Inc. (Maryland Corporation)

Sinclair Television Group, Inc. (Maryland Corporation)

Sinclair Programming Company, LLC (Maryland, LLC)
Sinclair Communications, LLC (Maryland LLC)
WLFL, Inc. (Maryland Corporation)
WLFL Licensee, LLC (Maryland LLC)
WRDC, LLC (Nevada LLC)
Highwoods Joint Venture (North Carolina Partnership) 60%
Sinclair Media I, Inc. (Maryland Corporation)
WPGH Licensee, LLC (Maryland LLC)
KDNL Licensee, LLC (Maryland LLC)
WCWB Licensee, LLC (Maryland LLC)

WSMH, Inc. (Maryland Corporation)
WSMH Licensee, LLC (Maryland LLC)

WTVZ, Inc. (Maryland Corporation)
WTVZ Licensee, LLC (Maryland LLC)
WUCW, LLC (Maryland LLC)
KLGT Licensee, LLC (Maryland LLC)

WGME, Inc. (Maryland Corporation)
WGME Licensee, LLC (Maryland LLC)

KGAN Licensee, LLC (Maryland LLC)
KFXA Licensee, LLC (Nevada LLC)
Illinois Television, LLC (Maryland LLC)
WICD Licensee, LLC (Maryland LLC)
WICS Licensee, LLC (Maryland LLC)
WYZZ Licensee, Inc. (Delaware Corporation)

WTTO, Inc. (Maryland Corporation)

WTTO Licensee, LLC (Maryland LLC)

KUPN Licensee, LLC (Maryland LLC)
WEAR Licensee, LLC (Maryland LLC)
WSYX Licensee, Inc. (Maryland Corporation)
WFGX Licensee, LLC (Nevada LLC)
WWHO Licensee, LLC (Nevada LLC)
San Antonio Television, LLC (Delaware LLC)
Chesapeake Television Licensee, LLC (Maryland LLC)
KABB Licensee, LLC (Maryland LLC)
WLOS Licensee, LLC (Maryland LLC)

KEYE Licensee, LLC (Nevada LLC)
WLWC Licensee, LLC (Nevada LLC)
WKRC Licensee, LLC (Nevada LLC)
KUTV Licensee, LLC (Nevada LLC)
WTVX Licensee, LLC (Nevada LLC)
KFDM Licensee, LLC (Nevada LLC)
KTVL Licensee, LLC (Nevada LLC)
WCWN Licensee, LLC (Nevada LLC)
WLAJ Licensee, LLC (Nevada LLC)
WPEC Licensee, LLC (Nevada LLC)
WHP Licensee, LLC (Nevada LLC)
WTTA Licensee, LLC (Nevada LLC)
KSAS Licensee, LLC (Nevada LLC)
WOAI Licensee, LLC (Nevada LLC)
WRGB Licensee, LLC (Nevada LLC)
WWMT Licensee, LLC (Nevada LLC)
KOCB, Inc. (Oklahoma Corporation)
KOCB Licensee, LLC (Maryland LLC)
WTWC, Inc. (Maryland Corporation)
WTWC Licensee, LLC (Maryland LLC)

Sinclair Properties, LLC (Virginia LLC)
KBSI Licensee L.P. (Virginia Limited Partnership)
WMMP Licensee L.P. (Virginia Limited Partnership)
WSYT Licensee L.P. (Virginia Limited Partnership)
WNYS Licensee, LLC (Nevada LLC)
WDKA Licensee, LLC (Nevada LLC)
WKEF Licensee, L.P. (Virginia Limited Partnership)

New York Television, Inc. (Maryland Corporation)

Montecito Broadcasting Corporation (Delaware Corporation)
Channel 33, Inc. (Nevada Corporation)
WNYO, Inc. (Delaware Corporation)

Milwaukee Television, LLC (Wisconsin LLC)
WCGV Licensee, LLC (Maryland LLC)
WMSN Licensee, LLC (Nevada LLC)
WUHF Licensee, LLC (Nevada LLC)

WRGT Licensee, LLC (Nevada LLC)

WRLH Licensee, LLC (Nevada LLC)
WTAT Licensee, LLC (Nevada LLC)
Sinclair Television of Nashville, Inc. (Tennessee Corporation)
WZTV Licensee, LLC (Nevada LLC)

WNAB Licensee, LLC (Nevada LLC)
WTVC Licensee, LLC (Nevada LLC) WUXP Licensee, LLC (Maryland LLC)
Sinclair Media III, Inc. (Maryland Corporation)
WSTR Licensee, Inc. (Maryland Corporation)
WCHS Licensee, LLC (Maryland LLC)
WVAH Licensee, LLC (Nevada LLC)

WUPN Licensee, LLC (Maryland LLC)
WUTV Licensee, LLC (Nevada LLC)
WXLV Licensee, LLC (Nevada LLC)
WDKY, Inc. (Delaware Corporation)
WDKY Licensee, LLC (Maryland LLC)
KOKH LLC, (Nevada LLC)
KOKH Licensee, LLC (Maryland LLC)
Sinclair Acquisition VII, Inc. (Maryland Corporation)
WVTV Licensee, Inc. (Maryland Corporation)
Sinclair Acquisition VIII, Inc. (Maryland Corporation)
Raleigh (WRDC-TV) Licensee, Inc. (Maryland Corporation)
Sinclair Acquisition IX, Inc. (Maryland Corporation)
Birmingham (WABM-TV) Licensee, Inc. (Maryland Corporation)
Sinclair Acquisition X, Inc. (Maryland Corporation)
San Antonio (KRRT-TV) Licensee, Inc. (Maryland Corporation)